Exhibit 99.1

Investor Overview March 2024

2 Safe Harbor and B asis of Presentation Forward - Looking Statement Safe Harbor — This presentation includes “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward - looking statements by the Company’s use of forward - looking terminology such as “anticipate,” “bel ieve,” “confident,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” or “should,” or the negative thereof or other variations th ere on or comparable terminology. In particular, statements about the markets in which GMS operates and our products, including potential or expected growth in those markets and products, the eco nom y generally, our ability to continue successfully navigating the evolving operating environment and executing our business, strategic initiatives and priorities and growth pot ent ial, closing of acquisitions and integration of such acquisitions, future M&A and greenfields, inflation, capital structure, pricing (including but not limited to, fluctuations i n c ommodity pricing), volumes, net sales, organic sales, gross margins, net income, incremental EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, interest expense, capital expenditures, fre e c ash flow, tax rates, future financial performance and liquidity, and the ability of the Company to grow stronger contained in this presentation may be considered forward - looking stat ements. Statements about our expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance may be considered forward - looking statements. The Company has based forward - looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, es timates and projections are reasonable, such forward - looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its c ont rol. Forward - looking statements involve risks and uncertainties, including, but not limited to, those described in the “Risk Factors” section in the Company’s most recent Annu al Report on Form 10 - K, and in its other periodic reports filed with the SEC. In addition, the statements in this release are made as of March 4, 2024. The Company undertakes no obligation to update any of the forward - looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward - looking statem ents should not be relied upon as representing the Company’s views as of any date subsequent to March 4,2024. Use of Non - GAAP and Adjusted Financial Information — To supplement GAAP financial information, we use adjusted measures of operating results which are non - GAAP measures. This non - GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the fu ture. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excl udi ng non - recurring, infrequent or other non - cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional inf ormation is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities pr epared in accordance with generally accepted accounting principles in the United States. Please see the Appendix to this presentation for a further discussion on these non - GAAP measure s and a reconciliation of these non - GAAP measures to the most directly comparable GAAP measures.

3 Fiscal 2022 Net Sales 53 yrs LTM Q3 FY24 Net Sales $ 5.4 B 300+ Distribution yards GMS at a Glance (LTM Q3 FY24) 7,000+ GMS Team Members NYSE Ticker Symbol GMS & 100+ Tool Sales, Rentals & Service Centers 1. For a reconciliation of Adjusted EBITDA to the most directly comparable GAAP metrics, see Appendix. LTM Q3 FY24 refers to the 12 months ended January 31, 2024. LTM Q3 FY24 Net Income $ 295 M Founded in 1971 Leading Brands 60+ LTM Q3 FY24 Adj. EBITDA 1 $ 623 M

4 Diversified and Balanced End Market Exposure Diversified exposure across commercial and residential new and repair and remodel construction markets continues to be an advantage Residential • Single - Family New • Multi - Family New • Repair & Remodel ~45% Commercial • New Construction • Repair & Remodel ~55% While these percentages fluctuate from time to time as market conditions change, the numbers shown reflect the Company’s “thr oug h the cycle” expectations.

Providing Value to Contractors and Builders

GMS provides a complementary and complete product offering with value-added service delivery to the contractors who install wallboard, ceilings, steel framing and ancillary products needed to complete the job


LTM
Q3 FY24
Wallboard
41%
Ceilings
12%
Steel
Framing
17%
Complementary
Products
30%













A leading North American specialty distributor of construction products

GMS provides the products and value-added services to contractors who install wallboard, ceilings, steel framing and other complementary building products

- Expertise across local markets, leveraging scaled North American footprint
- One-stop-shop for contractors with a broad product offering
- Critical link between suppliers and a highly fragmented customer base

Note: LTM Q3 FY24 refers to the twelve months ended January 31, 2024.

[1]Complementary products consists of Tools & Fasteners, Insulation, Joint Treatment, Lumber, EIFS/Stucco and Other

5

6 Local Go - To - Market Strategy with Scale Benefits GMS distribution locations USA and Canada GMS’s model provides for the intimacy of a local business, exceptional customized service and an entrepreneurial culture while leveraging North American economy of scale • Combines the benefits of a local “go - to - market” strategy with economics of scale • Integrated North American platform operated through over 60 highly - respected local brands

7 Drive Improved Productivity & Profitability Strategic Growth Priorities – Q3 FY24 Update Capitalize on existing fixed investments in locations & equipment where we are underpenetrated or below expected share Grow Complementary Product opportunities to diversify and profitably expand our product offerings Expand the platform through accretive acquisition and greenfield opportunities, balanced with debt reduction priorities Leverage our scale and employ technology and best practices to deliver a best - in - class customer experience with an aim to further profit improvement Expand Share in Core Products Grow Complementary Products Platform Expansion • The Gypsum Association, Steel Framing Industry Association and ceilings manufacturers all indicate that GMS continues to gain share • Q324 was the 15th consecutive quarter of year - over - year growth for our Complementary Products • Focus areas Tools & Fasteners, EIFS/Stucco and Insulation continue to outperform the broader category • Opened three greenfield locations • Announced our agreement to purchase Kamco Supply Corporation during Q3 FY24. This transaction closed on March 1, 2024. • Solid pipeline of M&A opportunities in both our core and complementary product lines • Equipping yard operators with the right tools and technologies continues to improve the efficiency of their operations. • Consolidation of legacy legal entities is reducing organizational and process complexity, along with costs, while also leveraging the standardization of product, vendor, customer and other operational data across the business

Continuing to Diversify and Profitably Expand Offerings

Successfully Growing Complementary Products

Net Sales by Product Category



17%
Steel
12%
Ceilings
LTM
Q324
30%
Compl.
Products
41%
Wallboard
21% Tools & Fasteners
19% Insulation
16% Joint Treatment
11% EIFS/Stucco
9% Lumber
24% Other

Core Products:

- **Wallboard:** Used to finish the interior walls and ceilings in residential, commercial and institutional construction projects
- **Ceilings:** Suspended ceiling systems comprised primarily of acoustical solutions for commercial spaces including mineral fiber tiles and grid as well as architectural specialties such as wood, steel and other unique finishes
- **Steel Framing:** Steel framing products sold into commercial applications, typically as part of a package with wallboard, ceilings and other products

Complementary Products

Up from 20% to 30% of sales

from FY2014 to LTM Q3 FY24



45%
20%
NET SALES BREAKDOWN
(FISCAL 2014)
2014 Net Sales:
$1.4B
16%
19%
41%
NET SALES BREAKDOWN
(FISCAL 2023)
LTM Q324 Net Sales:
$5.4B
30%
17%
12%
Complementary Products
Ceilings
Steel Framing
Wallboard

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

LTM Q3 FY24 refers to the 12 months ended January 31, 2024

8

9 Opportunities for Further Platform Expansion • Opportunity to expand our geographic footprint in under - served and under - penetrated markets through accretive greenfield locations and acquisitions • Current footprint comprises over 300 distribution yard locations covering 47 U.S. States and 6 Canadian Provinces; Plus more than 100 AMES store locations • At least some level of presence in 78 of the Top 100 U.S. Metropolitan Statistical Areas (“MSA’s”) and 8 of the Top 10 Canadian Metropolitan Areas (“CMA’s”) • Significant whitespace and underpenetrated markets remaining in both the U.S. and Canada • Opportunities to develop “Complementary Products” in markets where GMS already has an established presence to drive further share gains GMS Distribution Location Map Legend Targeted Expansion Area California Mountain West Western Canada South Central Texas Central Midwest Gulf Coast New England Eastern Canada South Florida AMES Location As of Jan 2024

GMS + Kamco NY
A Highly Strategic Transaction

- Expands share in core product categories
- Represents strong cultural alignment to GMS' core values
- Adds notable cross-selling opportunities and broader suite of top-tier product offerings
- Generates significant revenues (~$235 million for the 12 months ended 12-31-23)
- Creates significant entry into underpenetrated NYC metro area
- Enhances go-forward customer serviceability and value proposition

On March 1, 2024, GMS successfully completed the acquisition of Kamco Supply Corporation, a leading supplier of ceilings, wallboard, steel, lumber and other complementary products in the New York City metropolitan area.

10

Attractive Capital Structure Supports Strategic Priorities

$104.3M

Q324
Cash from Operations

$94.1M

Q324
Free Cash Flow[1]

Substantial Liquidity

- $88.3 million of cash on hand at 01/31/24
- $813.4 million available under our revolving credit facility at 01/31/24

Share Repurchases

- Repurchased 370K shares for $24.8 million during Q324
- $216.5 million of repurchase authorization remaining at 01/31/24


For Fiscal Years 2021, 2022 and 2023
Debt/Lease Payments 14%
Capital Expenditures 15%
Share Repurchases 18%
Acquisitions 53%
3-Year Historical Use of Cash4


LTM Net Debt / PF Adjusted EBITDA2
1.6x
1.4x
1.5x
1.5x
1.5x
1/31/2023
4/30/2023
7/31/2023
10/31/2023
1/31/2024


Debt3 Maturity Schedule
$ in millions
$12
$48
$41
$36
$58
$844
FY24
FY25
FY26
FY27
FY28
Thereafter

1. For a reconciliation of free cash flow to cash provided by operating activities, the most directly comparable GAAP metric, see Appendix.
2. For detail, including a reconciliation of Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.
3. Debt includes First Lien Term Loan, ABL Facility, Senior Notes, Finance Leases & Installment Notes.
4. Includes cash used for Capital Expenditures, Acquisitions, Share Repurchases, Payments on Principal on Long-Term Debt and Payments on Principal on Finance Lease Obligations for fiscal years 2021, 2022 and 2023.
5. Balance sheet, capital structure and share repurchase authorization references are as of 01/31/2024.

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

11

12 GMS – Solid Track Record of Results & Profitability *For a reconciliation of Adjusted EBITDA or Free Cash Flow to the most directly comparable GAAP metrics, see Appendix Comparisons shown are to FY22.. $1,858 $2,319 $2,511 $3,116 $3,241 $3,299 $4,635 $5,329 7.4% 8.1% 7.9% 9.5% 9.2% 9.7% 12.2% 12.5% FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 FY-23 Net Sales Adj. EBITDA Margin* $ millions Full Year Results 30 bps FY23 Results

13 Outlook for Q4 FY2024

End Market & Product-Level Expectations for Q4 FY2024

Product Category	Q4 FY24 YOY Per Day Volume Expectations	Q4 FY24 YOY Price/Mix Per Day Expectations
Wallboard	• Multi-family: Up low single-digits • Single-family: Up low single-digits • Commercial: Up mid to high single-digits • **Total Wallboard:** Up low single-digits	Up low single-digits
Ceilings	Up low-to-mid single-digits	Up mid single-digits
Steel Framing	Up mid teens	Down low teens
Complementary Products	Total sales growth in Complementary Products, including the benefits of recent acquisitions, is expected to be up high single digits	

Note: There will be 64 selling days in Q4 FY24, compared to 63 days in Q4 FY23.
Also, the projections above do not include any potential benefits from the Kamco transaction, which is expected to close in early March 2024.





GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

14

Consolidated GMS Expectations for Q4 FY24 and Full Year Fiscal 2024

Metric for Q4 FY24	Q4 FY24 Expectation (on a Per Day Basis)
Net Sales	Up mid single-digits
Gross Margin	Approximately 32.2%
Net Income	$66 million - $69 million
Adjusted EBITDA[1]	$145 million - $150 million

Metric for Full Year FY24	Full Year FY24 Expectation
Interest Expense	~$73 million
Capital Expenditures	~$56 million - $58 million
Free Cash Flow[1]	~ 55% - 60% of FY24 Adj. EBITDA[1]
Tax Rate[2]	~25.5% - 26.0%

***Note:* There will be 64 selling days in Q4 FY24, compared to 63 days in Q4 FY23.**
Also, the projections above do not include any potential benefits from the Kamco transaction, which is expected to close in early March 2024.



GMS GYPSUM MANAGEMENT & SUPPLY, INC.

[1]For a reconciliation of Adjusted EBITDA, Adjusted Net Income or Free Cash Flow to the most directly comparable GAAP metrics, see Appendix.
[2]Tax rate refers to the normalized cash tax rate excluding the impact of acquisition accounting and certain other deferred tax amounts.

15

16 Appendix

17 Summary Quarterly Financials (In millions) 1Q23 2Q23 3Q23 4Q23 FY23 1Q24 2Q24 3Q24 (Unaudited) Wallboard Volume (MSF) 1,191 1,232 1,058 1,130 4,611 1,204 1,231 1,101 Wallboard Price ($ / '000 Sq. Ft.) 438$ 474$ 473$ 481$ 467$ 475$ 476$ 473$ Wallboard 522$ 585$ 501$ 545$ 2,152$ 571$ 585$ 521$ Ceilings 167 160 147 155 629 175 175 156 Steel framing 275 278 234 224 1,011 237 232 203 Complementary products 396 409 353 380 1,538 426 428 379 Net sales 1,360 1,431 1,235 1,304 5,329 1,410 1,421 1,258 Cost of sales 925 966 832 880 3,603 959 962 844 Gross profit 435 465 402 424 1,726 451 459 415 Gross margin 32.0% 32.5% 32.6% 32.5% 32.4% 32.0% 32.3% 33.0% Operating expenses: Selling, general and administrative expenses 268 279 267 280 1,094 287 301 296 Depreciation and amortization 32 32 31 31 127 32 33 33 Total operating expenses 300 311 299 311 1,221 319 334 328 Operating income 135 153 103 114 505 132 125 86 Other (expense) income: Interest expense (15) (16) (17) (18) (66) (19) (19) (19) Write-off of discount and deferred financing costs - - - - - (1) - - Other income, net 2 2 2 3 8 2 2 2 Total other expense, net (13) (14) (15) (16) (58) (18) (17) (17) Income before taxes 122 139 88 98 448 114 108 69 Income tax expense 32 36 24 23 115 27 27 17 Net income 90$ 103$ 65$ 76$ 333$ 87$ 81$ 52$ Business Days 63 65 62 63 253 64 65 62 Net Sales by Business Day 21.6$ 22.0$ 19.9$ 20.7$ 21.1$ 22.0$ 21.9$ 20.3$ Beginning Branch Count 286 289 291 297 286 304 305 308 Added Branches 3 2 6 7 18 1 3 3 Ending Branch Count 289 291 297 304 304 305 308 311

Quarterly Cash Flows

($ in millions)
(Unaudited)

	1Q23	2Q23	3Q23	4Q23	FY23	1Q24	2Q24	3Q24
Net income	$ 89.5	$ 103.2	$ 64.8	$ 75.6	$ 333.0	$ 86.8	$ 81.0	$ 51.9
Non-cash changes & other changes	8.9	63.3	21.8	62.0	155.9	(12.3)	48.2	27.5
Changes in primary working capital components:								
Trade accounts and notes receivable	(69.6)	(63.8)	105.3	(8.9)	(37.0)	(38.2)	(51.1)	92.1
Inventories	(28.7)	(3.6)	(2.4)	17.9	(16.8)	(1.4)	21.6	(20.3)
Accounts payable	(4.4)	8.2	(55.3)	58.2	6.7	(28.3)	18.4	(47.0)
Cash provided by (used in) operating activities	**(4.4)**	**107.3**	**134.1**	**204.8**	**441.7**	**6.6**	**118.1**	**104.3**
Purchases of property and equipment	(10.9)	(10.7)	(11.6)	(19.4)	(52.7)	(13.5)	(16.0)	(10.2)
Proceeds from sale of assets	0.3	0.6	0.8	1.2	2.9	1.0	0.7	0.2
Acquisitions of businesses, net of cash acquired	(2.6)	(0.0)	(17.8)	(41.3)	(61.7)	(39.0)	(17.0)	0.6
Cash (used in) investing activities	**(13.3)**	**(10.1)**	**(28.6)**	**(59.5)**	**(111.5)**	**(51.5)**	**(32.3)**	**(9.4)**
Cash provided by (used in) financing activities	**22.2**	**(77.4)**	**(43.8)**	**(166.7)**	**(265.6)**	**(39.1)**	**(89.7)**	**(83.9)**
Effect of exchange rates	0.2	(2.2)	0.8	(0.6)	(1.8)	0.7	(1.1)	0.8
Increase (decrease) in cash and cash equivalents	4.7	17.6	62.5	(21.9)	62.8	(83.3)	(4.9)	11.8
Balance, beginning of period	101.9	106.6	124.2	186.7	101.9	164.7	81.4	76.5
Balance, end of period	**$ 106.6**	**$ 124.2**	**$ 186.7**	**$ 164.7**	**$ 164.7**	**$ 81.4**	**$ 76.5**	**$ 88.3**
Supplemental cash flow disclosures:								
Cash paid for income taxes	$ 3.2	$ 57.6	$ 24.9	$ 24.7	$ 110.4	$ 3.2	$ 66.1	$ 24.4
Cash paid for interest	$ 17.8	$ 11.5	$ 19.9	$ 12.6	$ 61.8	$ 21.9	$ 13.5	$ 22.0

	1Q23	2Q23	3Q23	4Q23	FY23	1Q24	2Q24	3Q24
Cash provided by (used in) operating activities	$ (4.4)	$ 107.3	$ 134.1	$ 204.8	$ 441.7	$ 6.6	$ 118.1	$ 104.3
Purchases of property and equipment	(10.9)	(10.7)	(11.6)	(19.4)	(52.7)	(13.5)	(16.0)	(10.2)
Free cash flow (1)	**$ (15.3)**	**$ 96.5**	**$ 122.5**	**$ 185.4**	**$ 389.1**	**$ (6.9)**	**$ 102.1**	**$ 94.1**

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

(1) Free cash flow is a non-GAAP financial measure defined as net cash provided by (used in) operations less capital expenditures. Differences may occur due to rounding.

18

19 Net Sales (1) Organic net sales growth calculation excludes net sales of acquired businesses until first anniversary of acquisition date an d i mpact of foreign currency translation. ($ in millions) (Unaudited) FY24 FY23 Reported Organic (1) Organic (1) 1,231.8$ 1,234.6$ Acquisitions 27.2 - Fx Impact (0.6) - Total Net Sales 1,258.3$ 1,234.6$ 1.9% (0.2%) Wallboard 520.7$ 500.7$ 4.0% 3.5% Ceilings 155.7 146.8 6.1% 4.2% Steel Framing 203.4 234.5 (13.3%) (14.0%) Complementary Products 378.6 352.6 7.3% 1.8% Total Net Sales 1,258.3$ 1,234.6$ 1.9% (0.2%) Fiscal Q3 Variance

Quarterly Net Income to Adjusted EBITDA

Reconciliation

($ in 000s) (Unaudited)		1Q23	2Q23	3Q23	4Q23	FY23	1Q24	2Q24	3Q24
Net Income		$ 89,470	$ 103,153	$ 64,775	$ 75,593	$ 332,991	$ 86,830	$ 80,957	$ 51,905
Add: Interest Expense		14,661	16,055	16,943	18,184	65,843	18,914	18,742	18,784
Add: Write off of debt discount and deferred financing fees		-	-	-	-	-	1,401	-	-
Less: Interest Income		(56)	(154)	(180)	(897)	(1,287)	(474)	(292)	(378)
Add: Income Tax Expense		32,030	35,995	23,697	22,790	114,512	26,734	27,205	17,468
Add: Depreciation Expense		14,993	15,058	15,162	15,964	61,177	16,327	16,963	17,276
Add: Amortization Expense		17,447	17,168	16,257	14,858	65,730	15,691	15,974	15,528
EBITDA		$ 168,545	$ 187,275	$ 136,654	$ 146,492	$ 638,966	$ 165,423	$ 159,549	$ 120,583
Adjustments									
Stock appreciation rights	(A)	2,344	3,230	314	1,815	7,703	1,218	401	1,789
Redeemable noncontrolling interests	(B)	495	340	368	(25)	1,178	480	184	461
Equity-based compensation	(C)	3,132	3,781	3,285	3,019	13,217	3,304	5,111	3,559
Severance and other permitted costs	(D)	352	379	(315)	2,372	2,788	406	882	1,033
Transaction costs (acquisition and other)	(E)	386	292	476	807	1,961	1,385	1,223	765
(Gain) loss on disposal of assets	(F)	(284)	81	(411)	(799)	(1,413)	(131)	(310)	(222)
Effects of fair value adjustments to inventory	(G)	44	135	457	487	1,123	302	140	8
Debt transaction costs	(H)	-	-	-	173	173	911	378	44
Total Adjustments		$ 6,469	$ 8,238	$ 4,174	$ 7,849	$ 26,730	$ 7,875	$ 8,009	$ 7,437
Adjusted EBITDA (as reported)		$ 175,014	$ 195,513	$ 140,828	$ 154,341	$ 665,696	$ 173,298	$ 167,558	$ 128,020
Net Sales		$1,359,553	$1,430,979	$1,234,618	$1,304,102	$5,329,252	$1,409,600	$1,420,930	$1,258,348
Adjusted EBITDA Margin		12.9%	13.7%	11.4%	11.8%	12.5%	12.3%	11.8%	10.2%

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and certain other cost adjustments as permitted under the ABL Facility and the Term Loan Facility

E. Represents one-time costs related to acquisitions paid to third parties

F. Includes gains and losses from the sale and disposal of assets

G. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

H. Represents expenses paid to third party advisors related to debt refinancing activities

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.®

20

Net Income to Pro Forma Adjusted EBITDA

Reconciliation

($ in 000s) (Unaudited)		3Q24 LTM	2023	2022	2021	2020	2019	2018	2017	2016
Net Income		$ 295,285	$ 332,991	$ 273,442	$ 105,560	$ 23,381	$ 56,002	$ 62,971	$ 48,886	$ 12,564
Add: Interest Expense		74,624	65,843	58,097	53,786	67,718	73,677	31,395	29,360	37,418
Add: Write off of debt discount and deferred financing fees		1,401	-	-	4,606	1,331	-	74	7,103	-
Less: Interest Income		(2,041)	(1,287)	(163)	(86)	(88)	(66)	(177)	(152)	(928)
Add: Income Tax Expense		94,197	114,512	91,377	31,534	22,944	14,039	20,883	22,654	12,584
Add: Depreciation Expense		66,530	61,177	55,437	50,480	51,332	46,456	24,075	25,565	26,667
Add: Amortization Expense		62,051	65,730	63,795	57,645	65,201	71,003	41,455	43,675	37,548
EBITDA		$ 592,047	$ 638,966	$ 541,985	$ 303,525	$ 231,819	$ 261,111	$ 180,676	$ 177,091	$ 125,853
Adjustments										
Impairment of goodwill				-	-	63,074	-	-	-	
Stock appreciation rights	(A)	5,223	7,703	4,403	3,173	1,572	2,730	2,318	148	1,988
Redeemable noncontrolling interests	(B)	1,100	1,178	1,983	1,288	520	1,188	1,868	3,536	880
Equity-based compensation	(C)	14,993	13,217	10,968	8,442	7,060	3,906	1,695	2,534	2,699
Severance and other permitted costs	(D)	4,693	2,788	1,132	2,948	5,733	8,152	581	(157)	379
Transaction costs (acquisition and other)	(E)	4,180	1,961	3,545	1,068	2,414	7,858	3,370	2,249	3,751
(Gain) loss on disposal of assets		(1,462)	(1,413)	(913)	(1,011)	658	(525)	(509)	(338)	(645)
Management fee to related party	(F)	-	-	-	-	-	-	-	188	2,250
Effects of fair value adjustments to inventory	(F)	937	1,123	3,818	788	575	4,176	324	946	1,009
Gain on legal settlement		-	-	-	(1,382)	(14,029)	-	-	-	-
Change in fair value of financial instruments	(G)	-	-	-	-	-	6,395	6,125	382	19
Secondary public offerings	(H)	-	-	-	-	363	-	1,525	1,385	-
Debt transaction costs	(I)	1,506	173	-	532	-	678	1,285	265	-
Total Adjustments		$ 31,170	$ 26,730	$ 24,936	$ 15,846	$ 67,940	$ 34,558	$ 18,582	$ 11,138	$ 12,330
Adjusted EBITDA (as reported)		$ 623,217	$ 665,696	$ 566,921	$ 319,371	$ 299,759	$ 295,669	$ 199,258	$ 188,229	$ 138,183
Contributions from acquisitions	(J)	6,276	9,535	21,348	4,948	1,480	6,717	1,280	9,500	12,093
Pro Forma Adjusted EBITDA		$ 629,493	$ 675,231	$ 588,269	$ 324,319	$ 301,239	$ 302,386	$ 200,538	$ 197,729	$ 150,276
Net Sales		$5,392,980	$5,329,252	$4,634,875	$3,298,823	$3,241,307	$3,116,032	$2,511,469	$2,319,146	$1,858,177
Adjusted EBITDA margin (as reported)		11.6%	12.5%	12.2%	9.7%	9.2%	9.5%	7.9%	8.1%	7.4%

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and certain other cost adjustments as permitted under the ABL Facility and the Term Loan Facility

E. Represents one-time costs related to our initial public offering and acquisitions paid to third party advisors as well as costs related to the retirement of corporate stock appreciation rights

F. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

G. Represents mark-to-market adjustments for derivative financial instruments

H. Represents one-time costs related to our secondary offerings paid to third party advisors

I. Represents expenses paid to third party advisors related to debt refinancing activities

J. Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition, including synergies

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.®

21

22 Income Before Taxes to Adjusted Net Income Reconciliation Commentary A. Depreciation and amortization from the increase in value of certain long - term assets associated with the April 1, 2014 acquisition of the predecessor company and amortization of intangible assets from the acquisitions of Titan, Westside Building Materials, and AMES Taping Tools B. Normalized cash tax rate determined based on our estimated taxes excluding the impact of purchase accounting and certain other deferred tax amounts ($ in 000s) 3Q24 3Q23 (Unaudited) Income before taxes 69,373$ 88,472$ EBITDA adjustments 7,437 4,174 Purchase accounting depreciation and amortization (A) 10,396 12,485 Adjusted pre-tax income 87,206 105,131 Adjusted income tax expense 22,238 26,808 Adjusted net income 64,968$ 78,323$ Effective tax rate (B) 25.5% 25.5% Weighted average shares outstanding: Basic 39,864 41,578 Diluted 40,512 42,232 Adjusted net income per share: Basic 1.63$ 1.88$ Diluted 1.60$ 1.85$

Reported SG&A to Adjusted SG&A

Reconciliation

(Unaudited) ($ in millions)		1Q23	2Q23	3Q23	4Q23	FY2023	1Q24	2Q24	3Q24
SG&A - Reported		**$ 267.7**	**$ 279.0**	**$ 267.4**	**$ 279.8**	**$ 1,093.8**	**$ 286.8**	**$ 300.9**	**$ 295.7**
Adjustments									
Stock appreciation rights	(A)	(2.3)	(3.2)	(0.3)	(1.8)	(7.7)	(1.2)	(0.4)	(1.8)
Redeemable noncontrolling interests	(B)	(0.5)	(0.3)	(0.4)	0.0	(1.2)	(0.5)	(0.2)	(0.5)
Equity-based compensation	(C)	(3.1)	(3.8)	(3.3)	(3.0)	(13.2)	(3.3)	(5.1)	(3.6)
Severance and other permitted costs	(D)	(0.4)	(0.4)	0.3	(2.4)	(2.9)	(0.4)	(0.9)	(1.0)
Transaction costs (acquisition and other)	(E)	(0.4)	(0.3)	(0.5)	(0.8)	(2.0)	(1.4)	(1.2)	(0.8)
Gain (loss) on disposal of assets	(F)	0.3	(0.1)	0.4	0.8	1.4	0.1	0.3	0.2
Debt transaction costs	(H)	-	-	-	(0.2)	(0.2)	(0.9)	(0.4)	(0.0)
SG&A - Adjusted		**$ 261.3**	**$ 270.9**	**$ 263.6**	**$ 272.4**	**$ 1,068.1**	**$ 279.2**	**$ 293.0**	**$ 288.3**
Net Sales		**$ 1,359.6**	**$ 1,431.0**	**$ 1,234.6**	**$ 1,304.1**	**$ 5,329.3**	**$ 1,409.6**	**$ 1,420.9**	**$ 1,258.3**
Adjusted SG&A Margin		*19.2%*	*18.9%*	*21.4%*	*20.9%*	*20.0%*	*19.8%*	*20.6%*	*22.9%*

Commentary

A. Represents changes in the fair value of stock appreciation rights
B. Represents changes in the fair value of noncontrolling interests
C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards
D. Represents severance expenses and certain other cost adjustments as permitted under the ABL Facility and the Term Loan Facility
E. Represents one-time costs related to acquisitions paid to third parties

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.®

23

Leverage Summary

($ mm)	1/31/23 LTM	4/30/23 LTM	7/31/23 LTM	10/31/23 LTM	1/31/24 LTM
Cash and cash equivalents	$187	$165	$81	$77	$88
Revolving Credit Facilities	$240	$110	$113	$81	$29
First Lien Term Loan (1) (2)	498	497	493	494	493
Senior Notes (3)	346	346	346	346	346
Capital Lease Obligations	132	137	136	150	158
Installment Notes & Other (4)	8	8	13	6	4
Total Debt	**$1,223**	**$1,099**	**$1,102**	**$1,076**	**$1,031**
Total Net Debt	**$1,037**	**$934**	**$1,021**	**$1,000**	**$942**
PF Adj. EBITDA (5)	**$668**	**$684**	**$678**	**$647**	**$629**
Total Debt / PF Adj. EBITDA	**1.8x**	**1.6x**	**1.6x**	**1.7x**	**1.6x**
Net Debt / PF Adj. EBITDA	**1.6x**	**1.4x**	**1.5x**	**1.5x**	**1.5x**

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.®

(1) Net of unamortized discount of $0.3mm, $0.3mm, $2.5mm, $2.4mm and $2.3mm as of January 31, 2023, April 30, 2023, July 31, 2023, October 31, 2023 and January 31, 2024 respectively.
(2) Net of deferred financing costs of $2.4mm, $2.1mm, $4.1mm, $3.9mm and $3.8mm as of January 31, 2023, April 30, 2023, July 31, 2023, October 31, 2023 and January 31, 2024 respectively.
(3) Net of deferred financing costs of $4.3mm, $4.1mm, $3.9mm, $3.8mm and $3.6mm as of January 31, 2023, April 30, 2023, July 31, 2023, October 31, 2023 and January 31, 2024 respectively
(4) Net of unamortized discount of $0.2mm, $0.1mm, $0.1mm, $0.0mm and $0.0mm as of January 31, 2023, April 30, 2023, July 31, 2023, October 31, 2023 and January 31, 2024 respectively.
(5) For a reconciliation Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.

24

25 Net Income to Adjusted EBITDA Outlook Reconciliation Q4 FY24 Net Income $66 - $69 Interest expense, net 15.6 - 16.3 Provision for income taxes 23.0 - 23.9 Depreciation and amortization expense 32.0 - 33.3 Other Adjustments 7.0 Adjusted EBITDA $145 - $150 $ in millions Note: There will be 64 selling days in Q4 FY24, compared to 63 days in Q4 FY23. Also, the projections above do not include any potential benefits from the Kamco transaction, which is expected to close in e arl y March 2024.